================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  JUNE 9, 2003
                Date of Report (Date of earliest event reported)



                             WESTPOINT STEVENS INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)


         0-21496                                          36-3498354
(Commission File Number)                    (I.R.S. Employer Identification No.)



      507 WEST TENTH STREET, WEST POINT, GEORGIA          31833
       (Address of principal executive offices)        (Zip Code)



                                  (706)645-4000
              (Registrants' telephone number, including area code)

================================================================================

ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

          As previously disclosed, WestPoint Stevens Inc. (the "Company") has reached an agreement-in-principle with certain of the holders of its outstanding senior notes with respect to certain terms of a proposed restructuring of the Company, that is to be implemented through the Company's current Chapter 11 cases. Such senior noteholders currently hold greater than the majority of the aggregate principal amount of the Company's outstanding senior notes, representing less than the majority of the Company's outstanding unsecured debt as opposed to greater than the majority as was previously announced.




Exhibit No.          Exhibit
-----------          -------

  99.1               Restructuring Proposal, dated as of June 1, 2003.

  99.2               Press release, dated June 7, 2003.

                                    SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                       WESTPOINT STEVENS INC.
                                       (Registrant)

                                       By: /s/ Christopher N. Zodrow
                                           ------------------------------------
                                           Christopher N. Zodrow
                                           Vice President and Secretary




Date:  June 9, 2003

                                  EXHIBIT INDEX


EXHIBIT             DESCRIPTION
-------             -----------

 99.1               Restructuring Proposal, dated as of June 1, 2003.

 99.2               Press release, dated June 7, 2003.